Exhibit 99.1 NOTC John P. Aldrich, Esq. Nevada Bar No. 6877 ALDRICH LAW FIRM, LTD. 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Tel: (702) 853-5490 Fax: (702) 227-1975 jaldrich@johnaldrichlawfirm.com Eduard Korsinsky Steven J. Purcell LEVI & KORSINSKY LLP 30 Broad Street, 24th Floor New York, New York 10004 Tel: (212) 363-7500 Fax: (212) 363-7171 spurcell@zlk.com Attorneys for Plaintiff DISTRICT COURT CLARK COUNTY, NEVADA ALAN HANCOCK, derivatively on behalf of Smith & Wesson Holding Corporation Plaintiff, v. P. JAMES DEBNEY, BARRY M. MONHEIT, ROBERT L. SCOTT, MICHAEL F. GOLDEN, ROBERT H. BRUST, JOHN B. FURMAN, MITCHELL A. SALTZ, and I. MARIE WADECKI Defendants, and SMITH & WESSON HOLDING CORPORATION, Nominal Defendant Case No. A-13-675900-C Dept. No. 27 NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO: ALL PERSONS OR ENTITIES WHO HOLD SHARES OF COMMON STOCK IN SMITH & WESSON HOLDING CORPORATION(“SWHC” OR THE “COMPANY”) , EITHER OF RECORD OR BENEFICIALLY, AS OF OCTOBER 7, 2013 THROUGH AND INCLUDING THE PRESENT PLEASE TAKE NOTICE that the above-captioned shareholder derivative action (the “Action”) is being settled and the parties have entered into a Stipulation of Settlement dated August 28, 2013 (the “Stipulation”). The terms of the Settlement set forth in the Stipulation include: (i) the recognition that the attempted grants of 294,000 stock options to SWHC’s President and Chief Executive Officer P. James Debney were ineffective, and (ii) the adoption and/or implementation of a variety of corporate governance measures, including measures that relate to and address the underlying issues in the Action, including, but not limited to, the Company’s practices and procedures concerning granting stock options and other equity awards and public disclosures. Plaintiff’s Counsel intends to apply for an award consisting of fees and expenses not to exceed $400,000. The Settlement of the Action is not conditioned on the award of attorneys’ fees, costs and/or expenses, either at all or in any particular amount, by the Court. IF YOU ARE A CURRENT OWNER OF SWHC COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION On Wednesday, January 8, 2014 at 10:30 a.m., a hearing (the “Hearing”) will be held before the Court in the Regional Justice Center, Department 27, 200 Lewis Avenue, Las Vegas, Nevada, 89155, to determine: (i) whether the dismissal of the Action, pursuant to the Stipulation, should be approved by the Court and a final judgment entered; (ii) if the Court approves the Settlement and enters such final judgment, whether the Court should grant the application of Plaintiff’s Counsel for an award of attorneys’ fees and expenses to be paid by the Company or its successor(s) and/or its insurance carrier; and (iii) such other matters as will properly come before the Court.

Any shareholder of SWHC that objects to the Settlement of the Action shall have a right to appear and to be heard at the Hearing, provided that he or she was a shareholder of record as of October 7, 2013. Any shareholder of SWHC who satisfies this requirement may enter an appearance through counsel of their choosing at their own expense or may appear on their own. However, no shareholder of SWHC shall be heard at the Hearing unless on or before Friday, December 20, 2013, the shareholder has filed with the Court and delivered to Plaintiff’s Counsel, the Individual Defendants’ counsel, and Nominal Defendant SWHC’s counsel, a written notice of objection, their grounds for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in SWHC. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Hearing unless the Court orders otherwise.CURRENT SWHC SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE HEARING OR TAKE ANY ACTION If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court on or before Friday, December 20, 2013, with service on the following parties: Eduard Korsinsky Steven J. Purcell Levi & Korsinsky LLP 30 Broad Street, 24th Floor New York, NY 10004 Telephone: (212) 363-7500 Counsel for Plaintiff Robert J. Cicero 2100 Roosevelt Avenue Springfield, MA 01104 Telephone: (413) 747-3443 Counsel for Nominal Defendant Smith & Wesson Holding Corporation Sandra C. Goldstein Cravath, Swaine & Moore LLP 825 Eighth Avenue New York, NY 10019 Telephone: (212) 474-1000 Counsel for Individual Defendants P. James Debney, Barry M. Monheit, Robert L. Scott, Michael F. Golden, Robert H. Brust, John B. Furman, Mitchell A. Saltz, and I. Marie Wadecki

This Notice summarizes the Stipulation. You may inspect the Stipulation on the Court’s website, and may inspect the Stipulation and other papers at the District Court Clerk’s Office, 200 Lewis Avenue, Las Vegas, Nevada 89155-1160. IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTICE, THIS ACTION, THE PROPOSED SETTLEMENT OR THE HEARING, YOU SHOULD RAISE THEM WITH YOUR OWN COUNSEL OR DIRECT THEM TO PLAINTIFF’S COUNSEL IN THIS ACTION, AT THE ADDRESS SET FORTH ABOVE. PLEASE DO NOT CONTACT THE COURT OR THE CLERK OF THE COURT. BY ORDER OF THE DISTRICT COURT FOR CLARK COUNTY, NEVADA, DATED OCTOBER 7, 2013